UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2024

(Exact name of registrant as specified in its charter)

Delaware	001-13695	16-1213679
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

5790 Widewaters Parkway, DeWitt, New York	13214
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (315) 445-2282

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value per share	CBU	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                                                                                ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)       On January 19, 2024, Community Bank System, Inc.’s (“Community Bank System”) Board of Directors (the “Board”) elected Michele Sullivan as a new independent director, effective as of February 1, 2024. Ms. Sullivan is a former partner of Crowe LLP (“Crowe”), joining the firm in 1992 and working there until her retirement on March 31, 2023. As a partner, she specialized in providing consulting services to the financial services sector and worked with top United States and global banks, as well as mid-market insurance carriers and fintech companies, providing consulting services on risk, compliance, internal audit, technology, strategic acquisitions, merger integration, and governance matters. Ms. Sullivan is a certified public accountant (CPA) and a certified risk management professional (CRMA).

The Board has determined that Ms. Sullivan is an independent director under the standards established by the New York Stock Exchange and the Board. Ms. Sullivan’s appointment expands the Company’s Board to 14 Directors, 12 of whom are independent. Ms. Sullivan was also appointed to the Board of Directors of Community Bank, N.A., the Company’s wholly-owned banking subsidiary. The Board has determined that she is an audit committee financial expert and has appointed her as a member of the Audit Committee and Risk Committee.

There is no arrangement or understanding between Ms. Sullivan and any other persons pursuant to which Ms. Sullivan was selected as a director. Furthermore, Ms. Sullivan does not have any related party transactions with the Company that would require disclosure under Item 404(a) of Regulation S-K.

A copy of the press release announcing Ms. Sullivan’s appointment is attached hereto as Exhibit 99.1 and is incorporated by reference into this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release, dated January 19, 2024, issued by Community Bank System, Inc.

104	Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Community Bank System, Inc.

By:	/s/ Michael N. Abdo
Name: Michael N. Abdo
Title: Executive Vice President and General Counsel

Dated: January 19, 2024

Exhibit Index

Exhibit Number	Description
99.1	Press Release, dated January 19, 2024, issued by Community Bank System, Inc.

104	Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL)